Proposed Spin-Off of Quorum Health Corporation August 2015 Exhibit 99.2

Forward-Looking Statements

Certain statements contained in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the spin-off transaction, the benefits of the spin-off transaction, the tax-free treatment of the spin-off transaction, the anticipated management of the business to be spun off, the market position of the business to be spun off and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of the Community Health Systems, (“Company”) and are subject to significant risks and uncertainties. There can be no assurance that the proposed transaction or these future events will occur as anticipated, if at all, or that actual results will be as expected. Actual future events or results may differ materially from these statements. Such differences may result from a number of factors, including but not limited to:
the timing and completion of the proposed transaction; a failure to obtain necessary regulatory approvals; a failure to obtain assurances of anticipated tax treatment; a deterioration in the business or prospects of the Company or
Quorum Health Corporation, (“Quorum Health”); adverse developments in the Company or Quorum Health’s markets;
adverse developments in the U.S. or global capital markets, credit markets or economies generally; the risk that the benefits of the proposed transaction may not be fully realized or may take longer to realize than expected; the impact of the proposed transaction on  the Company’s third-party relationships; the Company’s ability following completion of the spin-off to identify and acquire additional hospitals in larger and more urbanized markets with terms that are attractive to the Company and to integrate such acquired hospitals; and changes in regulatory, social and political conditions. Additional risks and factors that may affect results are set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K.
The forward-looking statements speak only as of the date of this communication. The Company does not undertake any obligation to update these statements.

Spin-Off Transaction Overview

Spinning off a group of 38 hospitals and Quorum Health Resources, a leading hospital management and consulting business (collectively,
“Quorum Health”)
2014 Revenue of $2.1 billion
(1)
2014 Adjusted EBITDA of ~$255 million
(1)
Transaction intended to qualify as a tax-free distribution to CHS and its stockholders
Spin-off expected to be in first quarter of 2016
Proposed
Transaction
Rationale
CHS has evolved from a collection of smaller hospitals into a much more complex and diversified portfolio of hospitals and healthcare systems
These 38 hospitals and Quorum Health Resources face different challenges and distinct opportunities
Realign portfolio to reduce complexity and create two strong companies that can respond to market demand with greater flexibility
(1)
Financials are unaudited and adjusted EBITDA excludes certain non-recurring items.

Creates Two Focused Companies
Executing Two Distinct Business Strategies

Benefits to CHS
Enhance focus on larger markets
Invest in and further strengthen
regional healthcare networks
Improve EBITDA margins
Focus on cities and counties with
populations of 50,000 or less
Streamline management structure
Direct access to capital and resources
Optimize growth opportunities that
might otherwise be lost
Benefits to Quorum Health
Provides CHS stockholders’ ownership in two focused hospital companies
Precedents suggest potential for value creation
Las Vegas, NM
Monroe, GA
Watsonville, CA
Helena, AR

Quorum Health’s Two Complementary Businesses

Hospital Operations
Quorum Health Resources
38 Hospitals; 16 states; 3,635 licensed beds
Sole hospital provider in 84% of markets
74% of hospitals named Top Performers on Key
Quality Measures by the Joint Commission
7 states with $100m or more in revenue
Owns 32 of 38 hospitals
Provides management and consulting services
to 150 non-affiliated hospitals
A leader in hospital management services
One of the leading healthcare consulting firms
Opportunity to capitalize on knowledge base, best practices and identify acquisition candidates
Quorum Health
(1)
Financials are unaudited and adjusted EBITDA excludes certain non-recurring items.
2014 Revenue
$2.1 billion
(1)
2014 Adj. EBITDA
~$255
million
(1)
Managed hospitals located in similar markets
as the group of 38 hospitals

Attractive, Geographically Diversified Portfolio

Williamston
Jackson
Louisa
Paintsville
Sunbury
Lock Haven
Massillon
Hamlet
Lexington
Monroe
Winder
Centre
Blue Ridge
Ft. Payne
McKenzie
Augusta
Anna
Marion
Mt. Vernon
Red Bud
Granite City
Waukegan (2)
Blue Island
Helena
Galesburg
Forrest City
Greenville
Alpine
Big Spring
Barstow
Watsonville
Deming
Las Vegas
Mesquite
Springfield
Tooele
Evanston
Quorum Health’s hospitals are typically located in cities and counties with populations of 50,000 or less
38 Hospitals across 16 states with 3,635 licensed beds

Poised for Success

Strong
Market
Presence
–
sole
hospital
provider
in
84%
of
markets
Geographically
diversified
–
38
hospitals
across
16
states
Emphasis
on
Quality
of
Care
–
28
hospitals
(74%)
named
Top
Performers
on Key Quality Measures by Joint Commission
Well
Positioned
Portfolio
Compelling
Growth
Strategy
Attractive
Financial
Profile
Develop facility-specific operating and marketing strategies aligned with community needs
Expand service lines
Lower overhead costs and improve operating efficiency
Acquire similarly situated community hospitals and leverage resources and relationships
Creates an independent company with access to capital and equity currency
Opportunity to drive revenue growth and margin expansion
ACA expansion; 9 of 16 states (78% of revenues) have expanded Medicaid
Coverage

Experienced Leadership Team

Independent executive management team dedicated to
Quorum Health
Executive management will consist of current CHS
executives with experience and knowledge of the
industry, markets and facilities
These executives, along with other executives, will be
named when the Form-10 is filed
Transitional services from CHS to include information
technology, billing and collections, and payroll services
Management
Independent Board of Directors being identified
Committed to best practices in corporate
governance
and building on CHS’ legacy
Board of
Directors

Pro Forma CHS Better Positioned to Execute Growth Strategy

160 hospitals across 22 states with 27,700 licensed beds
Sole hospital provider in approximately 60% of markets
12 of 22 states generate over $500 million of revenues
Combined, these states contributed 84% of total revenues in 2014
Strong Market
Presence
Focused
Operating
Strategy
Enhance focus on larger markets
Leverage standardized and centralized practices
Invest in high opportunity markets and further strengthen regional healthcare networks to drive greater profitability
Senior leadership team largely unchanged and committed to growth
CHS will remain as one of the largest publicly traded hospital companies
Attractive
Financial Profile
Improved operating margin and profitability
Cash from new debt raised by Quorum Health will be used to pay down secured indebtedness
Total leverage remains largely unchanged

Process Overview

Quorum Health intends to file initial Form 10 information statement with the SEC before the end of the third quarter of 2015
Target completion in the first quarter of 2016
Transaction
Timing
Distribution
Process
Conditions
Precedent
Distribution of Quorum Health common shares via a special distribution to
CHS stockholders
Following the distribution, current CHS stockholders will own shares in both
CHS and Quorum Health
Number of CHS shares owned by each stockholder will not change as a result of this distribution
Spin-off permitted under CHS debt documentation
Declaration by SEC that Quorum Health’s registration statement is effective
Filing and approval of Quorum Health listing by NYSE
Final approval and declaration of the distribution by CHS’ Board of Directors
Receipt of certain regulatory approvals and other customary conditions
Tax
Considerations
Intended to qualify as tax-free
distribution to CHS and stockholders
Quorum Health 2014 tax basis estimated to be $1.27 billion

Appendix

Non-GAAP Financial Measures

EBITDA is a non-GAAP financial measure which consists of net income attributable to Quorum Health Corporation, before interest, income taxes, and depreciation and amortization. Adjusted EBITDA is EBITDA adjusted to exclude impairment of long-lived assets, net income attributable to non-controlling interests, and expenses related to legal settlements and related costs.  Community Health Systems believes that it is useful to present Adjusted EBITDA because it clarifies for investors Quorum Health Corporation’s portion of EBITDA generated by continuing operations.
Community Health Systems uses Adjusted EBITDA as a measure of liquidity.  Community Health Systems has also presented Quorum Health Corporation’s Adjusted EBITDA in this presentation because it believes it provides investors with additional information about Quorum Health Corporation’s ability to incur and service debt and make capital expenditures.
Adjusted EBITDA is not a measurement of financial performance or liquidity under U.S. GAAP. It should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating, investing or financing activities or any other measure calculated in accordance with U.S. GAAP. The items excluded from
Adjusted EBITDA are significant components in understanding and evaluating financial performance and liquidity.
This calculation of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.
Because certain terms of the spin-off have not yet been determined, including as to the balance sheet and statement of cash flows of Quorum Health Corporation, it is not reasonably possible at this time to provide the net income for
Quorum Health Corporation or a reconciliation to the estimated Adjusted EBITDA figures included in this presentation.  Historical GAAP financial information for Community Health Systems is included in its most recent
Annual Report on Form 10-K filed with the SEC, and historical GAAP financial information for Quorum Health
Corporation will be included in the Form 10 registration statement relating to the spin-off.